SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934 (Amendment No. )
                                    Filed by the Registrant [X]
                         Filed by a Party other than the Registrant [_]
                                     Check the appropriate box:
                                  [  ] Preliminary Proxy Statement
                                  [_] CONFIDENTIAL, FOR USE OF THE
                                    COMMISSION ONLY (AS PERMITTED BY
                                          RULE 14A-6(E)(2))
                                 [ X ] Definitive Proxy Statement
                                 [_] Definitive Additional Materials
      [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                       CALBATECH, INC.
                    (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                  Payment of Filing Fee (Check the appropriate box):
                                     [X] No fee required.
 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed: Notes:

                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held February 25, 2008

To Our Shareholders:

This Special Meeting of Shareholders of CalbaTech, Inc. (the
"Company") will be held at 72322 Hwy 111, Palm Desert, California, on February 25, 2008 at 10:30 a.m., local time, for the following purposes:

1. To approve the amendment of the Articles of Incorporation to change the name of the Company to LifeStem International, Inc.;

2. To approve the amendment of the Articles of Incorporation to authorize a reverse-split of the common stock of the Company; and

3. Approve the amendment of the Articles of Incorporation to authorize 300,000,000 shares of common stock of the Company.

Only shareholders of record at the close of business on February 1, 2008, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. The proxy is revocable and will not affect your right to vote in person in the event you attend the Special Meeting. You may revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each proxy card so all your shares will be represented at the Special Meeting. In addition, if you plan to attend the Special Meeting in person, please check the appropriate box so that we can ensure we have proper accommodations.


                      By the Order of the Board of Directors
                                January 16, 2008
          /s/James DeOlden, Director, CEO and Corporate Secretary


                                 CalbaTech, Inc.
                                 23341 Del Lago
                        Laguna Hills, California 92653

                                  PROXY STATEMENT

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors of CalbaTech, Inc. ("CalbaTech" or the "Company") for use in connection with the Special Meeting of Shareholders to be held on Wednesday, February 25, 2008, beginning at 10:30 a.m., local time, at 72322 Hwy 111 Palm Desert, California, and at any and all adjournments or postponements thereof.

All expenses in connection with the solicitation of this proxy will be paid by the Company, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, fax, e-mail or personal calls.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Only shareholders of record at the close of business on February 1, 2008 (the "Record Date") will be entitled to vote at the Meeting.

DESCRIPTION OF SECURITIES

The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, $0.001 par value, and 25,000,000 shares of Preferred Stock, $0.001 par value.

The holders of the Common Stock are entitled to receive dividends when and as declared by the Board Directors, out of funds legally available therefore. The Company has not paid cash dividends in the past and does not expect to pay any dividends on its Common Stock within the foreseeable future since any earnings are expected to be reinvested. In the event of liquidation, dissolution, or winding up of the Company, wither voluntarily or involuntarily, each outstanding share of the Common Stock is entitled to share equally in the Company's assets, subject to any preferential liquidation rights, if any, of the holder of shares of Preferred Stock which may then be outstanding. Each outstanding share of the Common Stock is entitled to equal voting rights, consisting of one vote per share. Each outstanding share of the Preferred Stock of the Company is entitled to ten votes per share.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: To approve the amendment of the Articles of Incorporation to change the name of the Company to LifeStem International, Inc.
Assuming that a quorum is present, a majority of the shares present is necessary to approve this Proposal.

Proposal 2: To approve the amendment of the Articles of Incorporation to authorize a reverse-split of the common stock of the Company.
Assuming that a quorum is present, a majority of the shares present is necessary to approve this Proposal.

Proposal 3: Approve the amendment of the Articles of Incorporation to authorize 300,000,000 shares of common stock of the Company. Assuming that a quorum is present, a majority of the shares present is necessary to approve this Proposal.

                              STOCK OWNERSHIP

The following table sets forth information regarding beneficial ownership as of January 27, 2008, of the Company's common stock, by any person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting securities and by each director and by officers and directors of the Company as a group.

                                       Beneficial              Percentage
Name and Address (1)                   Ownership                   of
                                                                  Class

James DeOlden                          9,077,197(2)                  4.6%

Edward Deese                           9,262,388(3)                  4.7%

Dr. John Gordon                        9,764,509                     4.9%

All directors/officers as a
group (3 persons)                     28,104,094                    14.2%

(1) The address listed on the corporate records for all persons named above is 15375 Barranca Parkway, SuiteI-101, Irvine, CA 92618.

(2, 3)Each officer listed also owns Five Million Preferred Shares of Stock of the Company

                                   PROPOSALS

PROPOSAL 1 - TO APPROVE THE AMENDMENT OF THE ARTICLES OF
INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO LIFESTEM
INTERNATIONAL, INC.

The Board of Directors has determined that the Company is better positioned within the business of stem cells by utilizing the name of one of its subsidiaries, and as the Company intends to be involved in the stem cell business internationally, to incorporate that aspect into the name as well. The Company therefore is seeking approval of the amendment of its Articles of Incorporation to rename the Company. The Articles of Incorporation will be amended to name the Company, LifeStem International, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE
THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY,
THEREBY CHANGING THE NAME OF THE COMPANY TO LIFESTEM INTERNATIONAL, INC.

PROPOSAL 2 - TO APPROVE THE AMENDMENT OF THE ARTICLES OF
INCORPORATION TO AUTHORIZE A REVERSE-SPLIT OF THE COMMON STOCK OF THE COMPANY.

The Board of Directors has determined that the Company should approve the amendment of the Articles of Incorporation to authorize a reverse-split of the common stock of the Company. The Board of Directors has determined that the Company 1) will be better suited for more traditional forms of financing after the reverse-stock split and 2) will be in a better position to seek a listing on a listed exchange. This amendment will allow the Board of Directors to determine exactly what numerical reverse-split is appropriate at the time of the approval of the amendment, but it is anticipated that the reverse-split will be a multiple that will allow the Company's stock to be at least Two Dollars ($2.00) per common share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO AUTHORIZE THE BOARD OF DIRECTORS TO ENACT A REVERSE-SPLIT OF THE COMPANY'S COMMON STOCK AT SUCH TIME AND AT SUCH PRICE AS THE BOARD OF DIRECTORS DETERMINES.

PROPOSAL 3 - TO APPROVE THE AMENDMENT OF THE ARTICLES OF
INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON SHARES TO THREE HUNDRED MILLION (300,000,000)

The proposal to increase the Company's authorized shares of Common Stock is intended to ensure that the Company has sufficient shares of Common Stock that could be used in connection with mergers and acquisitions and to raise additional capital, which could include public offerings or private placements of Common Stock or securities convertible into Common Stock and to ensure that the Company has sufficient Common Stock to provide additional authorized shares that could be issued in connection with the exercise of stock options or possible future stock splits or stock dividends.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE
AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON SHARES TO THREE HUNDRED MILLION (300,000,000)

Submitted by:

James DeOlden
Director, CEO and Secretary
Dated: January 27, 2008

                               REVOCABLE PROXY
                               CALBATECH, INC.
            SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 25, 2008

The undersigned shareholder(s) of CalbaTech, Inc., (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated February 25, 2008 and nominates, constitutes and appoints James DeOlden, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 72322 Hwy 111 Palm Desert, California on February 25, 2008 at 10:30 a.m., and any and all adjournments thereof, as fully with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Amendment of Articles. To approve the amendment of the Articles of Incorporation to change the name of the corporation to LifeStem
International, Inc.

[_] FOR [_] AGAINST [_] ABSTAIN

2. Amendment of Articles. To approve the amendment of the Articles of Incorporation to authorize a reverse-split of the common stock of the Company.

[_] FOR [_] AGAINST [_] ABSTAIN

3. Amendment of Articles. Approve the amendment of the Articles of Incorporation to authorize 300,000,000 shares of common stock of the Company.

 [_] FOR [_] AGAINST [_] ABSTAIN

In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE BELOW, AND
RETURN THIS PROXY BY FACSIMILE TO (949) 597-1408 OR IN THE ENVELOPE
PROVIDED.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR"
PROPOSALS1, 2 AND 3 UNLESS OTHERWISE INDICATED, IN WHICH CASE THE
PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

                              (Number of Shares)


                                    Dated


                              (Please Print Name)


                           (Signature of Shareholder)

                          (Please date this Proxy and sign
                           your name as it appears on your
                           stock certificates. Executors,
                           administrators, trustees, etc.
                           should give their full titles.
                           All joint owners should sign.)

        I/We do [_] do not [_] expect to attend the Special  Meeting.
                              Number of Persons